UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 10, 2010 (November 11, 2010)

ECOLOCAP SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52256
(Commission File No.)

1250 South Grove Avenue
Barrington, Illinois   60010
(Address of principal executive offices and Zip Code)

(866) 479-7041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On November 11, 2010, we will announce our Biodiesel Technology exceeds ASTM Standards, along with low production costs, makes us a game changer for the Biodiesel Industry.  In the absence of a government tax incentive, our Biodiesel Technology is the industry’s best chance for revitalization.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

99.1	Press release dated November 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of November, 2010.

ECOLOCAP SOLUTIONS INC.

BY:	MICHAEL SIEGEL
Michael Siegel
President, Chief Executive Officer